EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2008 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS PRIOR TO REVISION					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008

Net revenue:(a)

Technology Services	$2,383	$2,497	$2,542	$2,585	$10,007	$2,458	$2,568	$2,614	$2,657	$10,297	$(75)	$(71)	$(72)	$(72)	$(290)
Infrastructure Technology Outsourcing	1,327	1,383	1,465	3,603	7,778	1,252	1,312	1,393	3,531	7,488	75	71	72	72	290
Application Services	306	342	336	1,427	2,411	306	342	336	1,427	2,411	-	-	-	-	-
Business Process Outsourcing	36	40	43	604	723	36	40	43	604	723	-	-	-	-	-
Other	-	-	-	58	58	-	-	-	58	58	-	-	-	-	-
Services	4,052	4,262	4,386	8,277	20,977	4,052	4,262	4,386	8,277	20,977	-	-	-	-	-
Industry Standard Servers	2,988	2,818	2,874	2,977	11,657	2,988	2,818	2,874	2,977	11,657	-	-	-	-	-
Storage	977	1,043	1,038	1,147	4,205	977	1,043	1,038	1,147	4,205	-	-	-	-	-
Business Critical Systems	855	919	829	935	3,538	855	919	829	935	3,538	-	-	-	-	-
Enterprise Storage and Servers	4,820	4,780	4,741	5,059	19,400	4,820	4,780	4,741	5,059	19,400	-	-	-	-	-
Business Technology Optimization	618	670	718	786	2,792	618	670	718	786	2,792	-	-	-	-	-
Other Software	329	369	368	362	1,428	329	369	368	362	1,428	-	-	-	-	-
HP Software	947	1,039	1,086	1,148	4,220	947	1,039	1,086	1,148	4,220	-	-	-	-	-
HP Enterprise Business	9,819	10,081	10,213	14,484	44,597	9,819	10,081	10,213	14,484	44,597	-	-	-	-	-
Notebooks	5,664	5,373	5,350	6,270	22,657	5,664	5,373	5,350	6,270	22,657	-	-	-	-	-
Desktops	4,406	3,925	4,163	4,149	16,643	4,406	3,925	4,163	4,149	16,643	-	-	-	-	-
Workstations	462	490	463	470	1,885	462	490	463	470	1,885	-	-	-	-	-
Handhelds	89	102	90	79	360	89	102	90	79	360	-	-	-	-	-
Other	170	181	188	211	750	170	181	188	211	750	-	-	-	-	-
Personal Systems Group	10,791	10,071	10,254	11,179	42,295	10,791	10,071	10,254	11,179	42,295	-	-	-	-	-
Supplies	4,369	4,768	4,527	4,808	18,472	4,369	4,768	4,527	4,808	18,472	-	-	-	-	-
Commercial Hardware	1,883	1,975	1,718	1,846	7,422	1,883	1,975	1,718	1,846	7,422	-	-	-	-	-
Consumer Hardware	1,105	901	796	918	3,720	1,105	901	796	918	3,720	-	-	-	-	-
Imaging and Printing Group	7,357	7,644	7,041	7,572	29,614	7,357	7,644	7,041	7,572	29,614	-	-	-	-	-
HP Financial Services	642	685	680	691	2,698	642	685	680	691	2,698	-	-	-	-	-
Corporate Investments	218	230	271	246	965	218	230	271	246	965	-	-	-	-	-
Total segments	28,827	28,711	28,459	34,172	120,169	28,827	28,711	28,459	34,172	120,169	-	-	-	-	-

Eliminations of intersegment
net revenue and other	(360)	(449)	(427)	(569)	(1,805)	(360)	(449)	(427)	(569)	(1,805)	-	-	-	-	-

Total HP Consolidated	$28,467	$28,262	$28,032	$33,603	$118,364	$28,467	$28,262	$28,032	$33,603	$118,364	$-	$-	$-	$-	$-

(a)   Certain fiscal 2010 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal 2008, the reclassifications resulted in the transfer of revenue among the business units within the Services segment only. There was no impact on the previously reported segment financial results.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2009 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS PRIOR TO REVISION					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009 (b)	Apr. 30, 2009 (b)	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009	Jan. 31, 2009	Apr. 30, 2009	Jul. 31, 2009	Oct. 31, 2009	Oct. 31, 2009

Net revenue:(a)

Infrastructure Technology Outsourcing	$3,843	$3,762	$3,906	$4,043	$15,554	$3,903	$3,797	$3,967	$4,084	$15,751	$(60)	$(35)	$(61)	$(41)	$(197)
Technology Services	2,453	2,418	2,389	2,459	9,719	2,451	2,441	2,404	2,493	9,789	2	(23)	(15)	(34)	(70)
Application Services	1,632	1,541	1,442	1,579	6,194	1,593	1,502	1,399	1,538	6,032	39	39	43	41	162
Business Process Outsourcing	754	719	719	785	2,977	743	709	711	778	2,941	11	10	8	7	36
Other	65	60	64	60	249	57	51	39	33	180	8	9	25	27	69
Services	8,747	8,500	8,520	8,926	34,693	8,747	8,500	8,520	8,926	34,693	-	-	-	-	-
Industry Standard Servers	2,322	1,989	2,316	2,669	9,296	2,322	1,989	2,316	2,669	9,296	-	-	-	-	-
Storage	913	818	824	918	3,473	913	818	824	918	3,473	-	-	-	-	-
Business Critical Systems	714	650	595	631	2,590	714	650	595	631	2,590	-	-	-	-	-
Enterprise Storage and Servers	3,949	3,457	3,735	4,218	15,359	3,949	3,457	3,735	4,218	15,359	-	-	-	-	-
Business Technology Optimization	594	568	563	660	2,385	594	568	563	660	2,385	-	-	-	-	-
Other Software	284	312	284	307	1,187	284	312	284	307	1,187	-	-	-	-	-
HP Software	878	880	847	967	3,572	878	880	847	967	3,572	-	-	-	-	-
HP Enterprise Business	13,574	12,837	13,102	14,111	53,624	13,574	12,837	13,102	14,111	53,624	-	-	-	-	-
Notebooks	4,907	4,706	4,803	5,794	20,210	4,907	4,706	4,803	5,794	20,210	-	-	-	-	-
Desktops	3,308	2,977	3,098	3,481	12,864	3,308	2,977	3,098	3,481	12,864	-	-	-	-	-
Workstations	333	287	299	342	1,261	333	287	299	342	1,261	-	-	-	-	-
Handhelds	57	47	32	36	172	57	47	32	36	172	-	-	-	-	-
Other	187	193	209	209	798	187	193	209	209	798	-	-	-	-	-
Personal Systems Group	8,792	8,210	8,441	9,862	35,305	8,792	8,210	8,441	9,862	35,305	-	-	-	-	-
Supplies	4,050	4,103	3,949	4,430	16,532	4,050	4,103	3,949	4,430	16,532	-	-	-	-	-
Commercial Hardware	1,239	1,193	1,085	1,261	4,778	1,239	1,193	1,085	1,261	4,778	-	-	-	-	-
Consumer Hardware	692	620	626	763	2,701	692	620	626	763	2,701	-	-	-	-	-
Imaging and Printing Group	5,981	5,916	5,660	6,454	24,011	5,981	5,916	5,660	6,454	24,011	-	-	-	-	-
HP Financial Services	636	641	670	726	2,673	636	641	670	726	2,673	-	-	-	-	-
Corporate Investments	196	188	193	191	768	196	188	193	191	768	-	-	-	-	-
Total segments	29,179	27,792	28,066	31,344	116,381	29,179	27,792	28,066	31,344	116,381	-	-	-	-	-

Eliminations of intersegment
net revenue and other	(372)	(409)	(481)	(567)	(1,829)	(372)	(409)	(481)	(567)	(1,829)	-	-	-	-	-

Total HP Consolidated	$28,807	$27,383	$27,585	$30,777	$114,552	$28,807	$27,383	$27,585	$30,777	$114,552	$-	$-	$-	$-	$-

(a)   Certain fiscal 2010 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal 2009, the reclassifications resulted in the transfer of revenue among the business units within the Services segment only. There was no impact on the previously reported segment financial results.

(b) As a result of HP’s adoption in fiscal 2009 of the revenue recognition standards related to multiple-deliverable revenue arrangements and revenue arrangements that included software, certain previously reported segment and business unit results have been restated. The adoption primarily impacted the Services, Enterprise Storage and Servers and Personal Systems financial reporting segments.